UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2009

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan (Address of principal executive offices)		49508 (Zip code)
Registrant’s telephone number, including area code: (616) 247-2710
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a)(b) The Audit Committee of the Board of Directors (the “Audit Committee”) of Steelcase Inc. (the “Company”) conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 26, 2010 (“Fiscal Year 2010”). The Audit Committee invited a number of firms to participate in this process, including BDO Seidman, LLP (“BDO”), the Company’s current independent registered public accounting firm.
     As a result of this process and following careful deliberation, the Audit Committee approved the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. On April 28, 2009, the Company engaged Deloitte as the Company’s independent registered public accounting firm for Fiscal Year 2010 and dismissed BDO as the Company’s independent registered public accounting firm.
     With respect to BDO and its service as the Company’s independent registered public accounting firm, during the fiscal years ended February 29, 2008 (“Fiscal Year 2008”) and February 27, 2009 (“Fiscal Year 2009”), as well as the subsequent period preceding the dismissal of BDO:
•	BDO’s reports on the Company’s consolidated financial statements for Fiscal Years 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

•	There were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their reports.

•	There were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
     The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of BDO’s letter dated April 29, 2009 is attached as Exhibit 16.1 hereto.
     In deciding to engage Deloitte, the Audit Committee reviewed auditor independence and existing commercial relationships with Deloitte, and concluded that Deloitte has no commercial relationship with the Company that would impair its independence. During Fiscal Year 2008 and Fiscal Year 2009 and the subsequent period prior to engaging Deloitte, the Company did not consult with Deloitte regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events described in Items 304(a)(1)(iv) and (v) of Regulation S-K.
Item 8.01. Other Events.
A corrected copy of the Summary of Compensation for the Board of Directors for the Company is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	Summary of Compensation for the Board of Directors of Steelcase Inc.
16.1	Letter dated April 29, 2009 from BDO Seidman, LLP to the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: April 30, 2009

/S/ MARK T. MOSSING

Mark T. Mossing
Corporate Controller and Chief Accounting Officer
(Duly Authorized Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Summary of Compensation for the Board of Directors of Steelcase Inc.
16.1	Letter dated April 29, 2009 from BDO Seidman, LLP to the Securities and Exchange Commission.